UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

CTO REALTY GROWTH, INC.

(Exact name of registrant as specified in its charter)

Maryland		59-0483700
(State or other jurisdiction of incorporation or organization)	Commission File Number 001-11350	(I.R.S. Employer Identification No.)

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida	32114
(Address of principal executive offices)o	(Zip Code)

Registrant’s Telephone Number, including area code
(386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $1.00 PAR VALUE	CTO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2021, CTO Realty Growth, Inc. (the “Company”) and certain subsidiaries of the Company entered into a Sixth Amendment to the Second Amended and Restated Credit Agreement and Joinder (the “Sixth Amendment”), which further amends that certain Second Amended and Restated Credit Agreement dated as of September 7, 2017, by and among the Company, as borrower, certain subsidiaries of the Company that are parties thereto, as guarantors, and Bank of Montreal, as administrative agent, L/C Issuer and Swing Line lender, and the other lenders party thereto (as amended, the “Credit Agreement”).

The Credit Agreement, as amended by the Sixth Amendment, provides that, among other things:

●	the revolving credit commitment of the lenders shall be increased by $10 million to $210 million;
●	the addition of Term Loan Commitments and making of Term Loans from the Term Loan Lenders (each as defined in the Credit Agreement) in the aggregate amount of $50 million;
●	Updates to the Securities Overnight Financing Rate (“SOFR”) provisions; and
●	the joinder of The Huntington National Bank as a Term Loan Lender and Revolving Lender each as defined in the Credit Agreement.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 10, 2021, the Company issued a press release regarding the entry into the Second Amendment. A copy of the press release is furnished as Exhibit 99.1 to Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Second Amended and Restated Credit Agreement and Joinder, dated as of March 10, 2021.
99.1	Press release issued March 10, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021	CTO Realty Growth, Inc.

	By:	/s/Matthew M. Partridge
Matthew M. Partridge,
Senior Vice President, Chief Financial Officer and
Treasurer